Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
16.	Commitments and Contingencies

(a)	Operating Lease Commitments

The Company leases production plant and laboratory under operating leases from its related parties (note 11(b)). Rental expense amounted to $793 for the year ended December 31, 2017 (2016 - $807, 2015 - $852).

Minimum future rental payments under operating leases to related parties for the years ending December 31 are as follows:

2018	$427
2019	793
2020	793
2021	793
2022	793
Thereafter	6,381
Total minimum future payments	$9,980

(b)	Other Commitments

In addition to commitments disclosed in note 23, commitments related to R&D expenditures are $2,158 as of December 31, 2017.

Commitments related to capital expenditures for the Company’s Sabin inactivated polio vaccine and varicella vaccine production facilities are approximately $112 as of December 31, 2017.

(c)	Foreign Corrupt Practice Act Matters

The Company may be subject to legal proceedings, investigations and claims relating to the conduct of the Company’s business from time to time.

The Beijing People’s Court issued five judgements in 2016 and 2017. These judgments were related to corrupt conduct allegedly engaged in by a former official of the Center for Drug Evaluation in CFDA, his wife and his son. These judgments found that the official and his wife had engaged in a practice of improperly soliciting and accepting payments from various individuals involved in the vaccine products industry. According to the judgments, one of the individuals solicited by the official was Mr. Weidong Yin, the Company’s chairman, president and chief executive officer. It was asserted in the judgments that Mr. Weidong Yin made three payments, and arranged for a loan, to the official and his wife, in the total amount of $77 (RMB 0.6 million) between 2002 and 2011. Mr. Weidong Yin was not charged with any offense or improper conduct and he cooperated as a witness with the procuratorate. To the Company’s knowledge, the Chinese authorities have not commenced any legal proceedings or government inquiries against Mr. Yin. In December 2016, our audit committee authorized the commencement of an internal investigation into the allegations made in the judgements. The audit committee engaged Latham & Watkins as independent counsel to assist with the investigation.

In addition, the Company became aware of certain judgments based on bribery charges issued by Chinese courts in four provinces against various officials of the Chinese Center for Disease Control (the “CDC”). While these judgments appear to reflect an industry-wide investigation focused on CDC officials, they also referenced nine of the Company’s former sales persons, together with sales personnel from several other Chinese vaccine companies and distributors. These judgments did not name, and no charges were brought against, the Company or any of its directors or officers as defendants. To the best of our knowledge, the nine referenced employees cooperated with the procuratorate. The procuratorate did not contact the Company for cooperation. Upon becoming aware of these judgments, the audit committee expanded its internal investigation to review matters related to these judgments and the Company’s sales practices and policies, and further engaged Latham & Watkins to continue the independent investigation with the expanded scope. Recently, the Company became aware that one of the nine former sales employees has been convicted for giving bribes. The judgment states that this former sales person took these actions without knowledge of the Company. His criminal penalty was waived by the court. The Company has also learned that another one of the nine former sales employees is currently being investigated by the procuratorate.

After the Company publicly announced the internal investigation arising from the allegations in a research report in December 2016, the Company was notified by the SEC in February 2017 of an enforcement inquiry related to the matters discussed in the report, and in April 2017 the Company received a subpoena from the SEC requesting documents. In September 2017, the Company received an inquiry from the Department of Justice (the “DOJ”) and the Company has been cooperating with the DOJ. The SEC and DOJ have requested information regarding the judgments discussed above, and the Company is cooperating with these requests.

Also in February 2017, the Company received an inquiry from NASDAQ related to the same matter. Further, in May 2018, the Company received an inquiry from NASDAQ requesting information related to the actions by Sinobioway and their impact on the Company’s operations and financial reporting. The Company has cooperated with both of these NASDAQ inquiries.

The Company takes these matters very seriously and is committed to conducting business in compliance with all applicable laws. However, at this time, the Company is unable to predict, what, if any, action may be taken by NASDAQ, the SEC and the DOJ or any penalties or remedial measures these agencies may seek, but intend to continue to cooperate with these agencies. Any determination that our operations or activities are not in compliance with existing laws or regulations could result in the imposition of fines, civil and criminal penalties, and equitable remedies, including disgorgement or injunctive relief. The Company cannot determine as to whether an ultimate unfavorable outcome is either probably or remote, nor reasonably estimate the amount or range of the potential liability, if any, related to these matters resulting from any proceedings that may be commenced by the SEC or any other governmental authorities.

On July 3, 2017, a securities class action complaint was filed in the U.S. District Court for the District of New Jersey against the Company and three of its current and former officers: Mr. Weidong Yin, the Company’s current chief executive officer, Ms. Nan Wang, the Company’s current chief financial officer, and Mr. Danny Chung, the Company’s former chief financial officer. The complaint asserts that statements in the Company’s annual filings for fiscal years 2012 through 2015 were false and misleading because they failed to disclose matters relating to the alleged bribery incidents, among other allegations. On September 6, 2017, the plaintiff has filed the notice of voluntary dismissal. The Court granted the dismissal without prejudice.

(d)	Other Litigation Matters

On July 12, 2017, an alleged shareholder of the Company filed a putative class action complaint in the Supreme Court of the State of New York against the Company, its directors, and certain entities. The complaint alleges that the Company’s directors breached their fiduciary duties by, among other things, entering into a going-private transaction at a price below fair value and failing to take steps to maximize the value of the Company. The complaint also alleges that the Company aided and abetted those alleged breaches of fiduciary duty. The complaint seeks, among other things, an injunction preventing completion of the going-private transaction, damages (including rescissory damages) in favor of the plaintiff, and the fees and costs associated with the litigation. So far, none of the defendants, including the Company and certain director, have been served. The Company is vigorously defending this lawsuit; however, the Company cannot determine as to whether an ultimate unfavorable outcome is either probably or remote, nor reasonably estimate the amount or range of the potential liability for this case at this stage.

On March 5, 2018, the Company filed a lawsuit in the Court of Chancery of the State of Delaware seeking a determination whether 1Globe, The Chiang Li Family, OrbiMed and other shareholders of the Company had triggered our Rights Plan by forming a group holding approximately 45% of the Company’s outstanding shares, in excess of the plan's threshold of 15%, and acting in concert prior to the 2017 Annual General Election (“the AGM”). Our Rights Plan is intended to promote the fair and equal treatment of all Sinovac shareholders and ensure that no person or group can gain control of Sinovac through undisclosed voting arrangements, open market accumulation or other tactics potentially disadvantaging the interest of all shareholders.

On April 12, 2018, 1Globe filed an amended answer to the Company’s complaint, counterclaims, and a third-party complaint against Mr. Weidong Yin alleging, among other allegations, that our Rights Plan is not valid, that Mr. Weidong Yin and the Buyer Consortium had previously triggered our Rights Plan, and that 1Globe did not trigger our Rights Plan. The Company and its board of directors believes that the actions taken by the board of directors were appropriate under the circumstances and that the allegations of the counterclaim and third-party complaint are without merit. 1Globe asks for various measures of equitable relief and also includes a claim for its costs, including attorneys’ fees. This litigation is currently in the pre-trial phase with a decision expected before the end of 2018, subject to appeal. The Company cannot predict whether an ultimate outcome will be favorable or unfavorable, nor estimate the amount or range of potential loss (if any) at this time.

On March 5, 2018, the Company also filed a lawsuit in the United States District Court for Massachusetts alleging violations of Section 13(d) of the Securities Exchange Act of 1934 by 1Globe and The Chiang Li Family. The lawsuit alleges, among other things, that the defendant shareholders failed to make required disclosures on Schedule 13D regarding their intentions to attempt to replace the Company's board of directors. The Company is vigorously pursuing this lawsuit; however, the Company cannot predict whether an ultimate outcome will be favorable or unfavorable, nor estimate the amount or range of potential loss (if any) at this time.

On April 9, 2018, the Company received a document request from SEC requesting all of the Company’s documents concerning 1Globe, the Chiang Li Family, OrbiMed, certain other shareholders, and their affiliates. The Company has been cooperating with the SEC. The Company understands the SEC is investigating whether 1Globe, and possibly other shareholders, violated the U.S. securities laws. The Company does not have any information to suggest the SEC is investigating the actions of the Company or its officers and directors.

On March 13, 2018, 1Globe filed a complaint against the Company in the Eastern Caribbean Supreme Court in the High Court of Justice, Antigua and Barbuda, or the Antigua Court. The complaint seeks a declaration that the five persons purportedly proposed on its alternative ballot at the 2017 AGM were elected as directors of the Company at that meeting, an order of the Antigua Court that those directors be installed as the Company’s board of directors, and a declaration that any actions taken on behalf of the Company at the direction of the board of directors since the 2017 AGM are null and void. On April 10, 2018, 1Globe filed a notice of application in the Antigua Court seeking an order declaring the result of the disputed election, an urgent order restraining the Company’s board of directors from acting, pending determination of the dispute, including acting to initiate or continue litigation against the Shareholder Group, and other related relief. The Company is vigorously defending this lawsuit; however, the Company cannot predict or estimate an outcome or economic burden for this case at this time. Hearings in this litigation are scheduled for May 9 and 18, 2018.

On April 4, 2018, Sinovac Hong Kong filed a complaint against Sinovac Beijing in the Haidian District Court of Beijing. The complaint seeks a declaration that the board resolutions dated February 6, 2018 purporting to appoint Mr. Aihua Pan as the general manager of Sinovac Beijing are invalid. On May 9, 2018, Sinobioway Medicine filed a complaint against Sinovac Beijing in the Haidian District Court of Beijing. The complaint seeks a declaration that the board resolutions passed on February 28, 2018 to appoint Mr. Weidong Yin and other senior management members are invalid. As of the date of this report, both lawsuits are pending and no hearing has been held. The Company cannot predict whether an ultimate outcome will be favorable or unfavorable, nor estimate the amount or range of potential loss (if any) at this time.